ACCRUED EXPENSES AND OTHER LIABILITIES - Schedule of Accrued Expenses and Other Liabilities (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
ACCRUED EXPENSES AND OTHER LIABILITIES
Accrued expenses	¥ 387,040	$ 54,513	¥ 75,010
Salaries and welfare payable	98,599	13,887	73,803
Business and other taxes payable	15,619	2,200	27,961
Contractual liabilities	59,408	8,367	100,802
Other payables	171,127	24,103	142,305
Total	¥ 731,793	$ 103,070	¥ 419,881